                                                        Exhibit 99.3
--------------------------------------------------------------------------------
                                                        Monthly Operating Report

----------------------------------------
CASE NAME: Kitty Hawk Charters, Inc.                    ACCRUAL BASIS
----------------------------------------

----------------------------------------
CASE NUMBER: 400-42143-BJH                              02/13/95, RWD, 2/96
----------------------------------------

----------------------------------------
JUDGE: Barbara J. Houser
----------------------------------------

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 SIXTH DIVISION

                            MONTHLY OPERATING REPORT

                          MONTH ENDING: AUGUST 31, 2002

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:


/s/ Drew Keith                                    Chief Financial Officer
---------------------------------------  ---------------------------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                   TITLE


Drew Keith                                              9/20/2002
---------------------------------------  ---------------------------------------
PRINTED NAME OF RESPONSIBLE PARTY                         DATE


PREPARER:


/s/ Jessica L. Wilson                             Chief Accounting Officer
---------------------------------------  ---------------------------------------
ORIGINAL SIGNATURE OF PREPARER                            TITLE


Jessica L. Wilson                                       9/20/2002
---------------------------------------  ---------------------------------------
PRINTED NAME OF PREPARER                                  DATE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

----------------------------------------
CASE NAME: Kitty Hawk Charters, Inc.                         ACCRUAL BASIS-1
----------------------------------------

----------------------------------------
CASE NUMBER: 400-42143-BJH                              02/13/95, RWD, 2/96
----------------------------------------

----------------------------------------
COMPARATIVE  BALANCE  SHEET
--------------------------------------------------------------------------------------
                                                      MONTH          MONTH       MONTH
                                      SCHEDULE     -----------------------------------
ASSETS                                 AMOUNT        July 2002     August 2002
--------------------------------------------------------------------------------------
1.   UNRESTRICTED CASH               $    15,476   $      3,030        ($4,400)    $0
--------------------------------------------------------------------------------------
2.   RESTRICTED CASH                               $          0   $          0     $0
--------------------------------------------------------------------------------------
3.   TOTAL CASH                      $    15,476   $      3,030        ($4,400)    $0
--------------------------------------------------------------------------------------
4.   ACCOUNTS RECEIVABLE (NET)       $13,356,789   $    837,535   $          0     $0
--------------------------------------------------------------------------------------
5.   INVENTORY                                     $          0   $          0     $0
--------------------------------------------------------------------------------------
6.   NOTES RECEIVABLE                              $          0   $          0     $0
--------------------------------------------------------------------------------------
7.   PREPAID EXPENSES                              $          0   $          0     $0
--------------------------------------------------------------------------------------
8.   OTHER (ATTACH LIST)             $37,290,970   $ 59,379,432   $ 59,648,235     $0
--------------------------------------------------------------------------------------
9.   TOTAL CURRENT ASSETS            $50,663,235   $ 60,219,997   $ 59,643,835     $0
--------------------------------------------------------------------------------------
10.  PROPERTY, PLANT & EQUIPMENT     $17,083,867   $          0   $          0     $0
--------------------------------------------------------------------------------------
11.  LESS: ACCUMULATED
     DEPRECIATION/DEPLETION                        $          0   $          0     $0
--------------------------------------------------------------------------------------
12.  NET PROPERTY, PLANT &
     EQUIPMENT                       $17,083,867   $          0   $          0     $0
--------------------------------------------------------------------------------------
13.  DUE FROM INSIDERS                             $          0   $          0     $0
--------------------------------------------------------------------------------------
14.  OTHER ASSETS - NET OF
     AMORTIZATION (ATTACH LIST)                    $          0   $          0     $0
--------------------------------------------------------------------------------------
15.  OTHER (ATTACH LIST)
--------------------------------------------------------------------------------------
16.  TOTAL ASSETS                    $67,747,102   $ 60,219,997   $ 59,643,835     $0
--------------------------------------------------------------------------------------
POSTPETITION LIABILITIES
--------------------------------------------------------------------------------------
17.  ACCOUNTS PAYABLE                              $     84,063   $     72,735     $0
--------------------------------------------------------------------------------------
18.  TAXES PAYABLE                                  ($3,855,158)   ($3,855,913)    $0
--------------------------------------------------------------------------------------
19.  NOTES PAYABLE                                 $          0   $          0     $0
--------------------------------------------------------------------------------------
20.  PROFESSIONAL FEES                             $          0   $          0     $0
--------------------------------------------------------------------------------------
21.  SECURED DEBT                                  $          0   $          0     $0
--------------------------------------------------------------------------------------
22.  OTHER (ATTACH LIST)                           $    616,482   $     52,019     $0
--------------------------------------------------------------------------------------
23.  TOTAL POSTPETITION
     LIABILITIES                                    ($3,154,613)   ($3,731,159)    $0
--------------------------------------------------------------------------------------
PREPETITION LIABILITIES
--------------------------------------------------------------------------------------
24.  SECURED DEBT                    $   152,776   $          0   $          0     $0
--------------------------------------------------------------------------------------
25.  PRIORITY DEBT                   $   380,384   $          0   $          0     $0
--------------------------------------------------------------------------------------
26.  UNSECURED DEBT                  $10,596,326   $ 17,946,454   $ 17,946,454     $0
--------------------------------------------------------------------------------------
27.  OTHER (ATTACH LIST)                           $          0   $          0     $0
--------------------------------------------------------------------------------------
28.  TOTAL PREPETITION LIABILITIES   $11,129,486   $ 17,946,454   $ 17,946,454     $0
--------------------------------------------------------------------------------------
29.  TOTAL LIABILITIES               $11,129,486   $ 14,791,841   $ 14,215,295     $0
--------------------------------------------------------------------------------------
EQUITY
--------------------------------------------------------------------------------------
30.  PREPETITION OWNERS' EQUITY                    $ 49,811,125   $ 49,811,125     $0
--------------------------------------------------------------------------------------
31.  POSTPETITION CUMULATIVE
     PROFIT OR (LOSS)                               ($4,382,969)   ($4,382,585)    $0
--------------------------------------------------------------------------------------
32.  DIRECT CHARGES TO EQUITY
     (ATTACH EXPLANATION)
--------------------------------------------------------------------------------------
33.  TOTAL  EQUITY                   $         0   $ 45,428,156   $ 45,428,540     $0
--------------------------------------------------------------------------------------
34.  TOTAL LIABILITIES &
     OWNERS' EQUITY                  $11,129,486   $ 60,219,997   $ 59,643,835     $0
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

----------------------------------------
CASE NAME: Kitty Hawk Charters, Inc.                         ACCRUAL BASIS-2
----------------------------------------

----------------------------------------
CASE NUMBER: 400-42143-BJH                              02/13/95, RWD, 2/96
----------------------------------------

----------------------------------------
INCOME STATEMENT
----------------------------------------------------------------------------------
                                           MONTH        MONTH      MONTH
                                         -------------------------------   QUARTER
REVENUES                                 July 2002   August 2002            TOTAL
----------------------------------------------------------------------------------
1.   GROSS REVENUES                        $   0       $    0        $0    $    0
----------------------------------------------------------------------------------
2.   LESS: RETURNS & DISCOUNTS             $   0       $    0        $0    $    0
----------------------------------------------------------------------------------
3.   NET REVENUE                           $   0       $    0        $0    $    0
----------------------------------------------------------------------------------
COST OF GOODS SOLD
----------------------------------------------------------------------------------
4.   MATERIAL                              $   0       $    0        $0    $    0
----------------------------------------------------------------------------------
5.   DIRECT LABOR                          $   0       $    0        $0    $    0
----------------------------------------------------------------------------------
6.   DIRECT OVERHEAD                       $   0       $    0        $0    $    0
----------------------------------------------------------------------------------
7.   TOTAL COST OF GOODS SOLD              $   0       $    0        $0    $    0
----------------------------------------------------------------------------------
8.   GROSS PROFIT                          $   0       $    0        $0    $    0
----------------------------------------------------------------------------------
OPERATING EXPENSES
----------------------------------------------------------------------------------
9.   OFFICER/INSIDER COMPENSATION          $   0       $    0        $0    $    0
----------------------------------------------------------------------------------
10.  SELLING & MARKETING                   $   0       $    0        $0    $    0
----------------------------------------------------------------------------------
11.  GENERAL & ADMINISTRATIVE              $  12        ($384)       $0     ($372)
----------------------------------------------------------------------------------
12.  RENT & LEASE                          $   0       $    0        $0    $    0
----------------------------------------------------------------------------------
13.  OTHER (ATTACH LIST)                   $   0       $    0        $0    $    0
----------------------------------------------------------------------------------
14.  TOTAL OPERATING EXPENSES              $  12        ($384)       $0     ($372)
----------------------------------------------------------------------------------
15.  INCOME BEFORE NON-OPERATING
     INCOME & EXPENSE                       ($12)      $  384        $0    $  372
----------------------------------------------------------------------------------
OTHER INCOME & EXPENSES
----------------------------------------------------------------------------------
16.  NON-OPERATING INCOME (ATT. LIST)      $   0       $    0        $0    $    0
----------------------------------------------------------------------------------
17.  NON-OPERATING EXPENSE (ATT. LIST)     $   0       $    0        $0    $    0
----------------------------------------------------------------------------------
18.  INTEREST EXPENSE                      $   0       $    0        $0    $    0
----------------------------------------------------------------------------------
19.  DEPRECIATION/DEPLETION                $   0       $    0        $0    $    0
----------------------------------------------------------------------------------
20.  AMORTIZATION                          $   0       $    0        $0    $    0
----------------------------------------------------------------------------------
21.  OTHER (ATTACH LIST)                   $   0       $    0        $0    $    0
----------------------------------------------------------------------------------
22.  NET OTHER INCOME & EXPENSES           $   0       $    0        $0    $    0
----------------------------------------------------------------------------------
REORGANIZATION EXPENSES
----------------------------------------------------------------------------------
23.  PROFESSIONAL FEES                     $   0       $    0        $0    $    0
----------------------------------------------------------------------------------
24.  U.S. TRUSTEE FEES                     $   0       $    0        $0    $    0
----------------------------------------------------------------------------------
25.  OTHER (ATTACH LIST)                   $   0       $    0        $0    $    0
----------------------------------------------------------------------------------
26.  TOTAL REORGANIZATION EXPENSES         $   0       $    0        $0    $    0
----------------------------------------------------------------------------------
27.  INCOME TAX                            $   0       $    0        $0    $    0
----------------------------------------------------------------------------------
28.  NET PROFIT (LOSS)                      ($12)      $  384        $0    $  372
----------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

----------------------------------------
CASE NAME: Kitty Hawk Charters, Inc.                         ACCRUAL BASIS-3
----------------------------------------

----------------------------------------
CASE NUMBER: 400-42143-BJH                              02/13/95, RWD, 2/96
----------------------------------------

--------------------------------------------------------------------------------------
                                             MONTH        MONTH      MONTH
CASH RECEIPTS AND                          -------------------------------    QUARTER
DISBURSEMENTS                              July 2002   August 2002             TOTAL
--------------------------------------------------------------------------------------
1.   CASH - BEGINNING OF MONTH             $   3,030     $   3,030     $0    $   3,030
--------------------------------------------------------------------------------------
RECEIPTS FROM OPERATIONS
--------------------------------------------------------------------------------------
2.   CASH SALES                            $       0     $       0     $0    $       0
--------------------------------------------------------------------------------------
COLLECTION OF ACCOUNTS ECEIVABLE
--------------------------------------------------------------------------------------
3.   PREPETITION                           $       0     $       0     $0    $       0
--------------------------------------------------------------------------------------
4.   POSTPETITION                          $  25,023     $  61,017     $0    $  86,040
--------------------------------------------------------------------------------------
5.   TOTAL OPERATING RECEIPTS              $  25,023     $  61,017     $0    $  86,040
--------------------------------------------------------------------------------------
NON - OPERATING RECEIPTS
--------------------------------------------------------------------------------------
6.   LOANS & ADVANCES (ATTACH LIST)        $       0     $       0     $0    $       0
--------------------------------------------------------------------------------------
7.   SALE OF ASSETS                        $       0     $       0     $0    $       0
--------------------------------------------------------------------------------------
8.   OTHER (ATTACH LIST)                    ($25,023)     ($68,447)    $0     ($93,470)
--------------------------------------------------------------------------------------
9.   TOTAL NON-OPERATING RECEIPTS           ($25,023)     ($68,447)    $0     ($93,470)
--------------------------------------------------------------------------------------
10.  TOTAL RECEIPTS                        $       0       ($7,430)    $0      ($7,430)
--------------------------------------------------------------------------------------
11.  TOTAL CASH AVAILABLE                  $   3,030       ($4,400)    $0      ($4,400)
--------------------------------------------------------------------------------------
OPERATING DISBURSEMENTS
--------------------------------------------------------------------------------------
12.  NET PAYROLL                           $       0     $       0     $0    $       0
--------------------------------------------------------------------------------------
13.  PAYROLL TAXES PAID                    $       0     $       0     $0    $       0
--------------------------------------------------------------------------------------
14.  SALES, USE & OTHER TAXES PAID         $       0     $       0     $0    $       0
--------------------------------------------------------------------------------------
15.  SECURED/RENTAL/LEASES                 $       0     $       0     $0    $       0
--------------------------------------------------------------------------------------
16.  UTILITIES                             $       0     $       0     $0    $       0
--------------------------------------------------------------------------------------
17.  INSURANCE                             $       0     $       0     $0    $       0
--------------------------------------------------------------------------------------
18.  INVENTORY PURCHASES                   $       0     $       0     $0    $       0
--------------------------------------------------------------------------------------
19.  VEHICLE EXPENSES                      $       0     $       0     $0    $       0
--------------------------------------------------------------------------------------
20.  TRAVEL                                $       0     $       0     $0    $       0
--------------------------------------------------------------------------------------
21.  ENTERTAINMENT                         $       0     $       0     $0    $       0
--------------------------------------------------------------------------------------
22.  REPAIRS & MAINTENANCE                 $       0     $       0     $0    $       0
--------------------------------------------------------------------------------------
23.  SUPPLIES                              $       0     $       0     $0    $       0
--------------------------------------------------------------------------------------
24.  ADVERTISING                           $       0     $       0     $0    $       0
--------------------------------------------------------------------------------------
25.  OTHER (ATTACH LIST)                   $       0     $       0     $0    $       0
--------------------------------------------------------------------------------------
26.  TOTAL OPERATING DISBURSEMENTS         $       0     $       0     $0    $       0
--------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
--------------------------------------------------------------------------------------
27.  PROFESSIONAL FEES                     $       0     $       0     $0    $       0
--------------------------------------------------------------------------------------
28.  U.S.TRUSTEE FEES                      $       0     $       0     $0    $       0
--------------------------------------------------------------------------------------
29.  OTHER (ATTACH LIST)                   $       0     $       0     $0    $       0
--------------------------------------------------------------------------------------
30.  TOTAL REORGANIZATION EXPENSES         $       0     $       0     $0    $       0
--------------------------------------------------------------------------------------
31.  TOTAL DISBURSEMENTS                   $       0     $       0     $0    $       0
--------------------------------------------------------------------------------------
32.  NET CASH FLOW                         $       0       ($7,430)    $0      ($7,430)
--------------------------------------------------------------------------------------
33.  CASH - END OF MONTH                   $   3,030       ($4,400)    $0      ($4,400)
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

----------------------------------------
CASE NAME: Kitty Hawk Charters, Inc.                         ACCRUAL BASIS-4
----------------------------------------

----------------------------------------
CASE NUMBER: 400-42143-BJH                              02/13/95, RWD, 2/96
----------------------------------------

----------------------------------------------------------------------------------
                                                      MONTH       MONTH      MONTH
                                       SCHEDULE   --------------------------------
ACCOUNTS RECEIVABLE AGING               AMOUNT     July 2002   August 2002
----------------------------------------------------------------------------------
1.   0-30                                           ($10,208)      $0          $0
----------------------------------------------------------------------------------
2.   31-60                                           ($8,646)      $0          $0
----------------------------------------------------------------------------------
3.   61-90                                        $        0       $0          $0
----------------------------------------------------------------------------------
4.   91+                                          $1,016,071       $0          $0
----------------------------------------------------------------------------------
5.   TOTAL ACCOUNTS RECEIVABLE            $0      $  997,217       $0          $0
----------------------------------------------------------------------------------
6.   AMOUNT CONSIDERED UNCOLLECTIBLE              $        0       $0          $0
----------------------------------------------------------------------------------
7.   ACCOUNTS RECEIVABLE (NET)            $0      $  997,217       $0          $0
----------------------------------------------------------------------------------

----------------------------------------
AGING OF POSTPETITION TAXES AND PAYABLES         MONTH: August 2002
---------------------------------------------------------------------------------
                                0-30       31-60   61-90     91+
TAXES PAYABLE                   DAYS        DAYS    DAYS    DAYS        TOTAL
---------------------------------------------------------------------------------
1.   FEDERAL                 ($3,875,370)   $0      $0     $     0    ($3,875,370)
---------------------------------------------------------------------------------
2.   STATE                  $     19,457    $0      $0     $     0   $     19,457
---------------------------------------------------------------------------------
3.   LOCAL                  $          0    $0      $0     $     0   $          0
---------------------------------------------------------------------------------
4.   OTHER (ATTACH LIST)    $          0    $0      $0     $     0   $          0
---------------------------------------------------------------------------------
5.   TOTAL TAXES PAYABLE     ($3,855,913)   $0      $0     $     0    ($3,855,913)
---------------------------------------------------------------------------------

---------------------------------------------------------------------------------
6.   ACCOUNTS PAYABLE       $        755    $0      $0     $71,980   $     72,735
---------------------------------------------------------------------------------

----------------------------------------
STATUS OF POSTPETITION TAXES                     MONTH: August 2002
---------------------------------------------------------------------------------
                               BEGINNING       AMOUNT                   ENDING
                                 TAX        WITHHELD AND/   AMOUNT        TAX
FEDERAL                       LIABILITY*     OR ACCRUED      PAID      LIABILITY
---------------------------------------------------------------------------------
1.   WITHHOLDING**           $          0      $    0         $0     $          0
---------------------------------------------------------------------------------
2.   FICA-EMPLOYEE**         $          0      $    0         $0     $          0
---------------------------------------------------------------------------------
3.   FICA-EMPLOYER**         $          0      $    0         $0     $          0
---------------------------------------------------------------------------------
4.   UNEMPLOYMENT            $          0      $    0         $0     $          0
---------------------------------------------------------------------------------
5.   INCOME                   ($3,874,615)      ($755)        $0      ($3,875,370)
---------------------------------------------------------------------------------
6.   OTHER (ATTACH LIST)     $          0      $    0         $0     $          0
---------------------------------------------------------------------------------
7.   TOTAL FEDERAL TAXES      ($3,874,615)      ($755)        $0      ($3,875,370)
---------------------------------------------------------------------------------
STATE AND LOCAL
---------------------------------------------------------------------------------
8.   WITHHOLDING             $          0      $    0         $0     $          0
---------------------------------------------------------------------------------
9.   SALES                   $          0      $    0         $0     $          0
---------------------------------------------------------------------------------
10.  EXCISE                  $     19,457      $    0         $0     $     19,457
---------------------------------------------------------------------------------
11.  UNEMPLOYMENT            $          0      $    0         $0     $          0
---------------------------------------------------------------------------------
12.  REAL PROPERTY           $          0      $    0         $0     $          0
---------------------------------------------------------------------------------
13.  PERSONAL PROPERTY       $          0      $    0         $0     $          0
---------------------------------------------------------------------------------
14.  OTHER (ATTACH LIST)     $          0      $    0         $0     $          0
---------------------------------------------------------------------------------
15.  TOTAL STATE & LOCAL     $     19,457      $    0         $0     $     19,457
---------------------------------------------------------------------------------
16.  TOTAL TAXES              ($3,855,158)      ($755)        $0      ($3,855,913)
---------------------------------------------------------------------------------

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

----------------------------------------
CASE NAME: Kitty Hawk Charters, Inc.                         ACCRUAL BASIS-5
----------------------------------------

----------------------------------------
CASE NUMBER: 400-42143-BJH                              02/13/95, RWD, 2/96
----------------------------------------

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                 MONTH: August 2002
                                                        -----------

----------------------------------------
BANK RECONCILIATIONS
                                           Account #1      Account #2      Account #3
------------------------------------------------------------------------------------------------
A.      BANK:                               Bank One        Bank One
-------------------------------------------------------------------------------------
B.      ACCOUNT NUMBER:                     100128198      #1571582806                    TOTAL
-------------------------------------------------------------------------------------
C.      PURPOSE (TYPE):                      Deposit    Auction Proceeds
------------------------------------------------------------------------------------------------
1.   BALANCE PER BANK STATEMENT              $      0          $0              $0       $      0
------------------------------------------------------------------------------------------------
2.   ADD: TOTAL DEPOSITS NOT CREDITED        $      0          $0              $0       $      0
------------------------------------------------------------------------------------------------
3.   SUBTRACT: OUTSTANDING  CHECKS           $      0          $0              $0       $      0
------------------------------------------------------------------------------------------------
4.   OTHER RECONCILING ITEMS                  ($4,400)         $0              $0        ($4,400)
------------------------------------------------------------------------------------------------
5.   MONTH END BALANCE PER BOOKS              ($4,400)         $0              $0        ($4,400)
------------------------------------------------------------------------------------------------
6.   NUMBER OF LAST CHECK WRITTEN           No checks    Account Closed
------------------------------------------------------------------------------------------------

----------------------------------------
INVESTMENT ACCOUNTS
------------------------------------------------------------------------------------------------
                                                       DATE OF     TYPE OF    PURCHASE   CURRENT
BANK, ACCOUNT NAME & NUMBER                           PURCHASE   INSTRUMENT    PRICE      VALUE
------------------------------------------------------------------------------------------------
7.   N/A
------------------------------------------------------------------------------------------------
8.   N/A
------------------------------------------------------------------------------------------------
9.   N/A
------------------------------------------------------------------------------------------------
10.  N/A
------------------------------------------------------------------------------------------------
11.  TOTAL INVESTMENTS                                                          $0          $0
------------------------------------------------------------------------------------------------

----------------------------------------
CASH
-----------------------------------------------------------------------------------------------
12.  CURRENCY ON HAND                                                                  $      0
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
13.  TOTAL CASH - END OF MONTH                                                          ($4,400)
-----------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

----------------------------------------
CASE NAME: Kitty Hawk Charters, Inc.                         ACCRUAL BASIS-6
----------------------------------------

----------------------------------------
CASE NUMBER: 400-42143-BJH                              02/13/95, RWD, 2/96
----------------------------------------

                                                 MONTH: August 2002

----------------------------------------
PAYMENTS TO INSIDERS AND PROFESSIONALS
----------------------------------------

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

---------------------------------------------------
                     INSIDERS
---------------------------------------------------
                      TYPE OF   AMOUNT   TOTAL PAID
       NAME           PAYMENT    PAID      TO DATE
---------------------------------------------------
1.   Toby Skaar        Salary     $0      $  4,808
---------------------------------------------------
2.   Doug Kalitta      Salary     $0      $219,000
---------------------------------------------------
3.   N/A
---------------------------------------------------
4.   N/A
---------------------------------------------------
5.   N/A
---------------------------------------------------
6.   TOTAL PAYMENTS
     TO INSIDERS                  $0      $223,808
---------------------------------------------------

---------------------------------------------------------------------------------------
                                         PROFESSIONALS
---------------------------------------------------------------------------------------
                          DATE OF COURT                                        TOTAL
                        ORDER AUTHORIZING    AMOUNT    AMOUNT   TOTAL PAID    INCURRED
       NAME                  PAYMENT        APPROVED    PAID     TO DATE     & UNPAID *
---------------------------------------------------------------------------------------
1.   N/A
---------------------------------------------------------------------------------------
2.   N/A
---------------------------------------------------------------------------------------
3.   N/A
---------------------------------------------------------------------------------------
4.   N/A
---------------------------------------------------------------------------------------
5.   N/A
---------------------------------------------------------------------------------------
6.   TOTAL PAYMENTS
     TO PROFESSIONALS                         $0         $0        $0           $0
---------------------------------------------------------------------------------------

*    INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

-----------------------------------------------------------------
POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
PROTECTION PAYMENTS
-----------------------------------------------------------------

-------------------------------------------------------------------------------
                                             SCHEDULED   AMOUNTS
                                              MONTHLY     PAID        TOTAL
                                              PAYMENTS   DURING       UNPAID
      NAME OF CREDITOR                          DUE       MONTH    POSTPETITION
-------------------------------------------------------------------------------
1.   N/A
-------------------------------------------------------------------------------
2.   N/A
-------------------------------------------------------------------------------
3.   N/A
-------------------------------------------------------------------------------
4.   N/A
-------------------------------------------------------------------------------
5.   N/A
-------------------------------------------------------------------------------
6.   TOTAL
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

----------------------------------------
CASE  NAME:  Kitty Hawk Charters, Inc.                       ACCRUAL  BASIS-7
----------------------------------------

----------------------------------------
CASE  NUMBER: 400-42143-BJH                             02/13/95, RWD, 2/96
----------------------------------------

                                                 MONTH:  August 2002
                                                         -----------

----------------------------------------
QUESTIONNAIRE
--------------------------------------------------------------------------------
                                                                       YES   NO
--------------------------------------------------------------------------------
1.   HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE
     THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?               X
--------------------------------------------------------------------------------
2.   HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT
     OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?                              X
--------------------------------------------------------------------------------
3.   ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR
     LOANS) DUE FROM RELATED PARTIES?                                        X
--------------------------------------------------------------------------------
4.   HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES
     THIS REPORTING PERIOD?                                                  X
--------------------------------------------------------------------------------
5.   HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE
     DEBTOR FROM ANY PARTY?                                                  X
--------------------------------------------------------------------------------
6.   ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                            X
--------------------------------------------------------------------------------
7.   ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES
     PAST DUE?                                                               X
--------------------------------------------------------------------------------
8.   ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                        X
--------------------------------------------------------------------------------
9.   ARE ANY OTHER POSTPETITION TAXES PAST DUE?                              X
--------------------------------------------------------------------------------
10.  ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS
     DELINQUENT?                                                             X
--------------------------------------------------------------------------------
11.  HAVE ANY PREPETITION TAXES BEEN PAID DURING THE
     REPORTING PERIOD?                                                       X
--------------------------------------------------------------------------------
12.  ARE ANY WAGE PAYMENTS PAST DUE?                                         X
--------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

Item #1 - All open accounts receivables were transferred to Kitty Hawk, Inc.
--------------------------------------------------------------------------------
(Case #400-42141) in connection with the merger of KH Charters into KH Inc
--------------------------------------------------------------------------------
effective 8/31/02.
--------------------------------------------------------------------------------

----------------------------------------
INSURANCE
--------------------------------------------------------------------------------
                                                                      YES   NO
--------------------------------------------------------------------------------
1.   ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
     NECESSARY INSURANCE COVERAGES IN EFFECT?                                X
--------------------------------------------------------------------------------
2.   ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                  X
--------------------------------------------------------------------------------
3.   PLEASE ITEMIZE POLICIES BELOW.
--------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

As of 12/19/01, this company no longer has any employees or assets. Therefore,
--------------------------------------------------------------------------------
no insurance is necessary.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              INSTALLMENT PAYMENTS
--------------------------------------------------------------------------------
    TYPE OF                                                     PAYMENT AMOUNT
     POLICY           CARRIER           PERIOD COVERED           & FREQUENCY
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CASE NAME: Kitty Hawk Charters, Inc.                    FOOTNOTES SUPPLEMENT
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CASE NUMBER: 400-42143-BJH                                   ACCRUAL BASIS
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                                                 MONTH: August 2002
                                                        -----------

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ACCRUAL BASIS    LINE
 FORM NUMBER    NUMBER                   FOOTNOTE / EXPLANATION
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      6                  All Professional fees related to the Reorganization of
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                            the Company are disbursed out of Kitty Hawk, Inc.
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                            (Parent Company). Refer to Case # 400-42141
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      7                  All insurance plans related to the Company are carried
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                            at Kitty Hawk, Inc. (Parent Company). Refer to Case
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                            # 400-42141.
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      3            3     The current general ledger system is not able to
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                            provide a detail of customer cash receipts
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                            segregated by prepetion accounts receivable and post
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                            petition accounts receivable. Therefore, cash
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                            receipts is provided in total for the month.
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      3            8     All cash received into the Company cash accounts is
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                            swept each night to Kitty Hawk, Inc. Master Account
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                            (see Case #400-42141).
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      3           31     All disbursements (either by wire transfer or check),
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                            including payroll are disbursed out of the Kitty
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                            Hawk, Inc. controlled disbursement account.
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      4            6     All assessment of uncollectible accounts receivable are
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                            done at Kitty Hawk, Inc. Refer to Case #400-4214.
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                            All reserves are recorded at Inc. and pushed down to
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                            Inc.'s subsidiaries as deemed necessary.
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      4            6     Accounts payable on the aging are in the 60 and 90 day
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                            categories due to wire transfers sent as prepayment
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                            on Kitty Hawk Inc. (Case #400-42141) A/P aging and
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                            invoices on Kitty Hawk Charters Aging. Company is
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                            working on clearing these items.
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      3           28     All payments are made by Kitty Hawk, Inc. (Case
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                            #400-42141)

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   General               All inventory and fixed assets have been sold as of
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                            12/19/01. This company has ceased operations.
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                            Current period activity relates to wrapping up final
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                            activity and any miscellaneous billings and payables
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                            processing.
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      4            5     All open accounts receivable balances were transferred
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                            to Kitty Hawk, Inc. (Case #400-42141) in connection
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                            with the merger of these companies.
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   General               Effective 8/31/02, this company merged into Kitty Hawk,
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                            Inc. (Case #400-42141). The effect of this merger
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                            will be booked on September 1, 2002, therefore this
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                            month will be the final month for an individual
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                            company Monthly Operating Report
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

CASE NAME: Kitty Hawk Charters, Inc.

CASE NUMBER: 400-42143

Details of Other Items

ACCRUAL BASIS-1                                           August 2002

8.   OTHER (ATTACH LIST)                                  $59,648,235 Reported
                                                          -----------
        Intercompany Receivables                           59,881,448
        A/R Clothing Sales                                     27,462
        A/R Aging reconciling item                            220,057
        Inventory credits from vendor                        (723,731)
        A/R Bankrupt customers                                267,277
        Misc prepaids                                         (27,328)
        Security Deposit                                        3,050
                                                          -----------
                                                           59,648,235 Detail
                                                          -----------
                                                                   -- Difference

22.  OTHER (ATTACH LIST)                                  $    52,019 Reported
                                                          -----------
        Accrued charter expenses                                8,400
        A/P Clearing                                            8,726
        A/P Aging reconciling item                              5,290
        Misc                                                     (497)
        Accrued Fuel                                           30,100
                                                          -----------
                                                               52,019 Detail
                                                          -----------
                                                                   -- Difference

ACCRUAL BASIS-3
8.   OTHER (ATTACH LIST)                                      (68,447)Reported
                                                          -----------
        Credit card charges                                       (18)
        NSF Checks                                            (11,899)
        Misc Receipts                                           1,370
        Sweeps to Kitty Hawk, Inc.                            (57,900)
                                                          -----------
                                                              (68,447)Detail
                                                          -----------
                                                                   -- Difference